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                                 EXHIBIT 23.2
                              OWENS-ILLINOIS, INC.
                         CONSENT OF MCCARTER & ENGLISH



                                                             March 26, 1996



Ladies and Gentlemen:

      We consent to the incorporation by reference in this Annual Report on Form 10-K of Owens-Illinois, Inc. and Owens-Illinois Group, Inc. for the year ended December 31, 1995, of the reference to our firm under the caption "Legal Proceedings."



                                          Very truly yours,

                                          /s/McCarter & English
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                                          McCarter & English